UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2019

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue
Wilsonville, Oregon 97070
(503) 498-3547
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 28, 2019, FLIR Systems, Inc. announced that it has acquired Aeryon Labs Inc., a leading developer of unmanned aerial systems (UAS) for the global military, public safety, and critical infrastructure markets for $200 million in cash. The news release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and the related Item 9.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act as amended, regardless of any general incorporation language in such filing.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

99.1	News release issued by FLIR Systems, Inc. dated January 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on January 28, 2019.

FLIR SYSTEMS, INC.
(Registrant)

By:	/s/ Carol P. Lowe
Carol P. Lowe
Executive Vice President and Chief Financial Officer